UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

AMERICAN WATER WORKS COMPANY, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to Be Held on May 11, 2018.
AMERICAN WATER WORKS COMPANY, INC.
AMERICAN WATER WORKS COMPANY, INC. 1025 LAUREL OAK ROAD
VOORHEES, NJ 08043
Meeting Information
Meeting Type: Annual Meeting
For holders as of: March 15, 2018
Date: May 11, 2018 Time: 10:00 AM ET Location: The Camden Adventure Aquarium
1 Riverside Drive
Camden, New Jersey 08103
You are receiving this communication because you hold shares in the company named above.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).
We encourage you to access and review all of the important information contained in the proxy materials before voting.
This notice also constitutes Notice of the 2018Annual Meeting of Stockholders.
See the reverse side of this notice to obtain proxy materials and voting instructions.
E39662-P02316

— Before You Vote —
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT 2017 ANNUAL REPORT FORM OF PROXY CARD
How to View Online:
Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 27, 2018 to facilitate timely delivery.
— How To Vote —
Please Choose One of the Following Voting Methods
Vote In Person: If you plan to attend and vote at the meeting, please bring this notice and a valid picture ID with you to the meeting. This notice represents your Admission Card to the meeting. Directions to the meeting are contained in the proxy statement. At the meeting, you will also need to request a ballot to vote these shares.
Vote By Internet:
Before The Meeting: Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.
E39663-P02316

Voting Items
The Board of Directors recommends that you vote FOR the nominees listed below:
1. Election of Directors
Nominees:
1a. Jeffrey N. Edwards 1b. Martha Clark Goss 1c. Veronica M. Hagen 1d. Julia L. Johnson 1e. Karl F. Kurz
1f. George MacKenzie 1g. James G. Stavridis 1h. Susan N. Story
The Board of Directors recommends that you vote FOR proposals 2 and 3.
2. Approval, on an advisory basis, of the compensation of the Company’s named executive officers.
3. Ratification of the appointment, by the Audit Committee of the Board of Directors, of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2018.
The Board of Directors recommends that you vote AGAINST proposals 4, 5 and 6.
4. Stockholder proposal on human right to water and sanitation as described in the proxy statement.
5. Stockholder proposal on lobbying expenditures as described in the proxy statement.
6. Stockholder proposal on political contributions as described in the proxy statement.
NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.
E39664-P02316